Exhibit 10.1

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of May 24, 2018, by and among Envestnet, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors, the Required Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.    The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a Second Amended and Restated Credit Agreement dated as of July 18, 2017 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B.    The Borrower has requested that the Required Lenders make certain amendments to the Credit Agreement, and the Required Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.    The defined term “Adjusted EBITDA” appearing in Section 1.1 of the Credit Agreement shall be and hereby is amended by inserting a new sentence immediately after the last thereof to read in its entirety as follows:

For the purposes of calculating Adjusted EBITDA for any four consecutive fiscal quarters, (i) if during such period the Borrower or any of its Subsidiaries shall have made any Disposition, the Adjusted EBITDA for such period shall be reduced by an amount equal to the Adjusted EBITDA (if positive) attributable to the Property or Person that is the subject of such Disposition for such period or increased by an amount equal to the Adjusted EBITDA (if negative) attributable thereto for such period, and (ii) if during such period the Borrower or any of its Subsidiaries shall have made an Acquisition, Adjusted EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Acquisition occurred on the first day of such period.

1.2.    The defined terms “Net Income” appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read in their entirety as follows:

“Net Income” means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, the Borrower or another Subsidiary, (b) the net income (or net loss) of any Person (other than a Subsidiary) in which the Borrower or any of its Subsidiaries has an equity interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries during such period, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or requirement of law applicable to such Subsidiary, and (d) with respect to any Subsidiary that is not a Wholly-owned Subsidiary, an amount equal to such Subsidiary’s net income (or net loss) for such period multiplied by the percentage of equity interest in such Subsidiary that is not directly or indirectly owned by the Borrower.

Section 2.	Conditions Precedent.

This Amendment shall become effective as of the date first set forth above upon receipt by the Administrative Agent of signature pages from the Borrower, the other Loan Parties and the Required Lenders.

Section 3.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party hereby represents to the Administrative Agent and to the Lenders that as of the date hereof after giving effect to this Amendment (a) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4.	Miscellaneous.

4.1.    The Loan Parties heretofore executed and delivered to the Administrative Agent the Collateral Documents. The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.    Each Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the Guaranty set forth in Section 11 of the Credit Agreement and each other Loan Document to which it is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.4    The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented fees and expenses of counsel for the Administrative Agent.

4.5.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

4.6.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

ENVESTNET, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Chief Legal Officer, General Counsel and Corporate Secretary

“GUARANTORS”

ENVESTNET PORTFOLIO SOLUTIONS, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

OBERON FINANCIAL TECHNOLOGY, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

TAMARAC INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

PRIMA CAPITAL HOLDING, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

[Signature Page to First Amendment]

PMC INTERNATIONAL, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

ENVESTNET ASSET MANAGEMENT, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

NETASSETMANAGEMENT, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

ENVESTNET INSTITUTE, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

PORTFOLIO MANAGEMENT CONSULTANTS, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

OLTIS SOFTWARE LLC

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

[Signature Page to First Amendment]

ENVESTNET FINANCIAL TECHNOLOGIES, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

YODLEE, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

WHEELHOUSE ANALYTICS, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

FOLIO DYNAMICS HOLDINGS, INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

FOLIO DYNAMICS INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

[Signature Page to First Amendment]

M3FN, LLC

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

FDX ADVISORS INC.

By	SHELLY O’BRIEN
Name	Shelly O’Brien
Title	Secretary

[Signature Page to First Amendment]

Accepted and agreed to.

“ADMINISTRATIVE AGENT”

BANK OF MONTREAL

By	NICHOLAS BUCKINGHAM
Name	Nicholas Buckingham
Title	Director

“LENDERS”

BMO HARRIS BANK N.A.

By	NICHOLAS BUCKINGHAM
Name	Nicholas Buckingham
Title	Director

CITIZENS BANK, N.A.

By	PATRICIA F. GRIEVE
Name	Patricia F. Grieve
Title	Vice President

KEYBANK NATIONAL ASSOCIATION

By	DAVID A. WILD
Name	David A. Wild
Title	Senior Vice President

SILICON VALLEY BANK

By	NICK STEVENS
Name	Nick Stevens
Title	VP

[Signature Page to First Amendment]

MUFG UNION BANK, N.A.

By	LILLIAN KIM
Name	Lillian Kim
Title	Director

ASSOCIATED BANK, N.A.

By	KEITH M. BUTALA
Name	Keith M. Butala
Title	Vice President

REGIONS BANK

By	KYLE HUSTED
Name	Kyle Husted
Title	Vice President

BANK OF THE WEST

By	JOE ARNOLD
Name	Joe Arnold
Title	Vice President

FIFTH THIRD BANK

By	STEVEN PESCE
Name	Steven Pesce
Title	Assistant Vice President

RAYMOND JAMES BANK, N.A.

By	DANIEL GENDRON
Name	Daniel Gendron
Title	Vice President

[Signature Page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	WILLIAM O’DALY
Name	William O’Daly
Title	Authorized Signatory

By	ANDREW GRIFFIN
Name	Andrew Griffin
Title	Authorized Signatory

FIRST BANK

By	PHILLIP M. LYKENS
Name	Phillip M. Lykens
Title	Sr. Vice President

STIFEL BANK & TRUST

By	TIMOTHY M. HILL
Name	Timothy M. Hill
Title	Vice President

THE NORTHERN TRUST COMPANY

By	ROBERT A. CLARKE
Name	Robert A. Clarke
Title	Vice President

[Signature Page to First Amendment]